Exhibit 99.1

Execution Version
CONFIDENTIAL

WRITTEN CONSENT OF

CERTAIN STOCKHOLDERS OF SNAP ONE HOLDINGS CORP.

Pursuant to Section 228 of the

General Corporation Law of the State of Delaware

Pursuant to Section 228 of the Delaware General Corporation Law (the “ DGCL”) and the Third Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws of Snap One Holdings Corp., a Delaware corporation (the “Company”), each of the undersigned (each, a “Stockholder” and collectively, the “Stockholders”), in its capacity as holder of the number of shares of common stock, par value $0.01 per share, of the Company (“ Company Common Stock”) set forth opposite its name on Schedule 1 hereto, solely for itself and not for or on behalf of any other Stockholder or holder of Company Common Stock and not as part of any group within the meaning of Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, does hereby irrevocably consent to the adoption of the following resolutions without the necessity of a meeting of the stockholders of the Company. Each capitalized term used but not defined in this written consent (this “Written Consent”) shall have the meaning ascribed to such term in the Merger Agreement (as defined below).

Adoption of the Merger Agreement

WHEREAS, the Board of Directors of the Company (the “Board”) has (i) determined that (A) the Agreement and Plan of Merger, dated as of April 14, 2024, among the Company, Resideo Technologies, Inc., a Delaware corporation (“Parent ”) and Pop Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), which is attached hereto as Exhibit A (together with all exhibits and schedules thereto, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation as a wholly-owned subsidiary of Parent (the “Merger ”), and (B) the Merger and the other transactions contemplated by the Merger Agreement, in each case on the terms and subject to the conditions set forth in the Merger Agreement, are in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, in each case on the terms and subject to the conditions set forth in the Merger Agreement, (iii) recommended that the holders of Company Common Stock adopt this Agreement and (iv) directed that the Merger Agreement be submitted to the Company’s stockholders for adoption by the Company’s stockholders entitled to vote thereon;

WHEREAS, the Merger Agreement was executed by the parties thereto on April 14, 2024;

WHEREAS, the Merger Agreement provides that each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares, Appraisal Shares and Company Restricted Shares) shall be cancelled and shall be converted automatically into the right to receive the Merger Consideration as of the Effective Time;

WHEREAS, each Stockholder has reviewed the Merger Agreement and such other information as it believed necessary to make an informed decision concerning its vote on the adoption of the Merger Agreement, and such Stockholder has had the opportunity to consult with its own legal, tax and/or financial advisor(s) regarding the consequences to it of the Merger, the Merger Agreement and the execution of this Written Consent;

WHEREAS, each Stockholder desires to waive any rights to appraisal of the fair value of such Stockholder’s shares of Company Common Stock and rights to dissent from the Merger that such Stockholder may have, whether pursuant to the DGCL or otherwise;

WHEREAS, pursuant to Section 251 of the DGCL, the Merger Agreement must be adopted by the holders of the majority of the issued and outstanding shares of Company Common Stock entitled to vote thereon;

WHEREAS, the Stockholders collectively hold, are entitled to dispose of, and are unilaterally entitled to vote, a majority of the issued and outstanding shares of Company Common Stock; and

WHEREAS, upon the execution and delivery of this Written Consent, the “Written Consent” shall have been obtained in accordance with Sections 228 and 251 of the DGCL.

NOW, THEREFORE, BE IT:

RESOLVED, that the Merger Agreement and the transactions and agreements contemplated thereby, including the Merger, be, and the same hereby are, adopted and approved by each Stockholder in all respects; and be it

FURTHER RESOLVED, that, in connection with the Merger, each Stockholder, as to itself only, (i) acknowledges that such Stockholder is aware of such Stockholder’s dissenters’ rights, appraisal rights or similar rights pursuant to Section 262 of the DGCL, (ii) acknowledges that such Stockholder has received all information required to make an informed decision whether to accept the Merger Consideration as set forth in the Merger Agreement or to seek appraisal rights, dissenters’ rights or similar rights in connection with the Merger and the other transactions contemplated by the Merger Agreement, and (iii) irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent in connection with the Merger that such Stockholder may have under applicable law (including Section 262 of the DGCL arising in connection with the Merger and the other transactions contemplated by the Merger Agreement); and be it

FURTHER RESOLVED, that Parent may rely upon the foregoing waivers and agreements as being binding in all respects against each Stockholder.

Each Stockholder hereby waives compliance with any and all notice requirements imposed by the DGCL, the Third Amended and Restated Certificate of Incorporation of the Company, the Second Amended and Restated Bylaws of the Company, the Stockholders Agreement by and among the Company and certain holders of Company Common Stock, dated as of July 27, 2021, and any other applicable Law. This Written Consent is effective upon execution and may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. When executed by any of the Stockholders, such holder’s counterpart to this Written Consent shall be delivered to Parent in accordance with Section 6.01 of the Merger Agreement. Each Stockholder acknowledges and agrees that the consents set forth herein are irrevocable and shall remain in full force and effect in accordance with its terms; provided, however, that this Written Consent shall terminate automatically and be of no further force or effect following any valid termination of the Merger Agreement in accordance with its terms.

This Written Consent shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”) for the purpose of any Proceeding arising out of or relating to this Written Consent or the transactions contemplated hereby, and each of the parties hereby irrevocably agrees that all claims with respect to such Proceeding may be heard and determined exclusively in such court. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Chosen Courts in the event any Proceeding arises out of this Written Consent or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) irrevocably consents to the service of process in any Proceeding arising out of or relating to this Written Consent or the transactions contemplated hereby, on behalf of itself or its property, to the addresses on the record books of the Company (provided, that nothing in this paragraph shall affect the right of any party to serve legal process in any other manner permitted by Law) and (iv) agrees that it will not bring any Proceeding relating to this Written Consent or the transactions contemplated hereby in any court other than the Chosen Courts. The parties hereto agree that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. The foregoing shall not restrict any party’s right to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment, or to bring suit for the recognition or enforcement of any judgment obtained in any Chosen Court.

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IN WITNESS WHEREOF, each Stockholder has executed this Written Consent on the date first set forth opposite its name below.

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII, L.P.

	By:	Hellman & Friedman Investors VIII, L.P., its General Partner

	By:	H&F Corporate Investors VIII, Ltd., its General Partner

Date: April 14, 2024	By:	/s/ Jacob Best
Name: Jacob Best
Title: Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII (PARALLEL), L.P.

	By:	Hellman & Friedman Investors VIII, L.P., its General Partner

	By:	H&F Corporate Investors VIII, Ltd., its General Partner

Date: April 14, 2024	By:	/s/ Jacob Best
Name: Jacob Best
Title: Vice President

[Signature Page to Written Consent]

HFCP VIII (PARALLEL-A), L.P.

	By:	Hellman & Friedman Investors VIII, L.P., its General Partner

	By:	H&F Corporate Investors VIII, Ltd., its General Partner

Date: April 14, 2024	By:	/s/ Jacob Best
Name: Jacob Best
Title: Vice President

H&F EXECUTIVES VIII, L.P.

	By:	Hellman & Friedman Investors VIII, L.P., its General Partner

	By:	H&F Corporate Investors VIII, Ltd., its General Partner

Date: April 14, 2024	By:	/s/ Jacob Best
Name: Jacob Best
Title: Vice President

H&F ASSOCIATES VIII, L.P.

	By:	Hellman & Friedman Investors VIII, L.P., its General Partner

	By:	H&F Corporate Investors VIII, Ltd., its General Partner

Date: April 14, 2024	By:	/s/ Jacob Best
Name: Jacob Best
Title: Vice President

[Signature Page to Written Consent]

H&F COPPER HOLDINGS VIII, L.P.

	By:	H&F Copper Holdings VIII GP, LLC, its General Partner

	By:	Hellman & Friedman Capital Partners VIII, L.P., its Managing Member

	By:	Hellman & Friedman Investors VIII, L.P., its General Partner

	By:	H&F Corporate Investors VIII, Ltd., its General Partner

Date: April 14, 2024	By:	/s/ Jacob Best
Name: Jacob Best
Title: Vice President

[Signature Page to Written Consent]

Schedule 1

Name of Stockholder	Company Common Stock beneficially owned
Hellman & Friedman Capital Partners VIII, L.P.	23,854,976
Hellman & Friedman Capital Partners VIII (Parallel), L.P.	10,706,163
HFCP VIII (Parallel-A) L.P.	2,023,312
H&F Executives VIII, L.P.	607,517
H&F Associates VIII, L.P.	124,638
H&F Copper Holdings VII, L.P.	18,107,829

Exhibit A

Merger Agreement

[Intentionally omitted]